Exhibit 99.1
Innuity, Inc. November 2007 - Confidential

Forward-Looking Statement Some statements in this presentation are "forward- looking statements" as that term is defined in Sections 27A of the Securities Act of 1933 as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1942 as amended (the "Exchange Act"), and are subject to certain risks and uncertainties, including, but not limited to, risks and uncertainties associated with our financial condition, our ability to sell our products, our ability to compete with competitors and the growth of the Internet as a business tool for small businesses, and those included in our annual report on Form 10-KSB, as well as other documents we periodically file with the Securities and Exchange Commission. Actual results may differ materially from any forward-looking statements.

Innuity's Business Innuity is a Software as a Service (SaaS) company - delivering suites of applications that provide affordable & integrated promotion, commerce and productivity solutions for small business.

Innuity's Management John Dennis, President Founder & CEO, predecessor Innuity company Founder & President, Dial-Net, acquired by WorldCom Linden Barney, CFO Former VP Finance, Innuity Corporate Controller, Sento Corporation (SNTO) KPMG audit practice Marvin Mall - COO Innuity founding team Vice President Development, Wall Data John Wall, Founder, Chairman & CEO Founder & CEO of Wall Data (WALL). $150M, Publicly-held Enterprise Software Company

SaaS Transforming Business 2003 2004 2005 2006 2007 2008 2009 2010 2011 *Source: Saugatuck Technology Low High Adoption SMB Large Enterprise Lead Users Routine Users Early Adopters SaaS at the Market Adoption "Tipping Point"

Market Opportunity & Innuity Solutions Two Major Compelling Needs of Small Business #1 Find Target Customers #2 Do Business w/ Customers Innuity Promotion Products: Websites YP Guides LeadConnect(tm) Pay-Per-Click Advertising Search Engine Optimization Innuity Commerce Products: Point of Sale (POS) Creditdiscovery Merchant Life Cycle Management Tools Merchant Accounts Credit Card & ACH Processing VoiceP

Accelerated Market Opportunity 2007 Market Momentum 2007 Innuity Momentum SaaS Adoption Rate Electronic Payment Adoption Rate POS - Electronic Biz Data Usage Search Engines' Local Search Strategy Prepare Sales Channels for Internally Generated Growth Improve Balance Sheet Achieve Cash Positive Operations 2007 Business Objectives

2006 Products-Channel 2006: Starting to Connect Products with Sales Processes Promotion: Websites @ $25/month Processing: Gateways @ 5¢/month x 1K transactions = $50/month Jadeon POS Systems @ $170/month Merchant #2 Merchant #1 Private Label ISOs Direct Merchant #3

2007 Products -Channel 2007: Innuity's Core Strategies Private Label & OEM Indirect Reseller - Driven by Creditdiscovery Direct Channel Sell the Whole Product Line, Minus Credit Card Processing Expand the Number of Partners and Products the Partners Offer Sell Whole Product Line

2007 Products - Channel Promotion: $50-100/mo @ 80% GM Processing: $1-2K/mo @ 85% GM POS Subscription: $300-400/mo @ 60% GM Merchant $1,350 - 2,500 Per Month, Per Merchant 2007 Revenue Opportunity Impact

Innuity's Revenue Growth 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 $ Millions 2003 2004 2005 2006 2007 (YTD) Organic Growth 1.19 2.28 5.24 21.7 16 Acquisition Growth 0.48 1.87 7.3 0 0 $1.7 M $4.1 M $12.5 M $21.7 M $16.0 M

Innuity's Revenue By Quarter 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 $ Millions Q1 Q2 Q3 Q4 2006 4.958 5.559 5.449 5.718 2007 5.287 5.518 5.213

Took in $2M of Debt financing Retired $1.2M CitySearch Liability for $623k Retired $600,000 credit line Settled $323,000 of Debt & Interest with Equity 2007 Financial Stability Improvements Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Retired $1M of Debt through the sale of Vista.com domain Reported 1st positive Adjusted EBITDA Quarter Reported 2nd positive Adjusted EBITDA Quarter

Innuity's Cash Positive Operations 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 $ Millions Q1 Q2 Q3 Q4 2006 -1 -0.922 -0.489 -0.984 2007 -0.749 0.375 0.268 Q1 Q2 Q3 Q4 *Q2 2007: Includes a one-time gain from the settlement of debt ($577k)

Innuity's Capitalization Preferred Stock None Common Stock Authorized 200,000,000 Issued & Outstanding 22,762,000 Options Granted 3,779,000 Warrants Granted 1,997,000 Convertible Securities 345,000 Fully Diluted Shares 28,883,000 Inside Ownership Common Stock 11,059,000 Options, Warrants, Convertibles 2,726,000 Float 11,703,000 Innuity Capitalization Chart

Innuity's Comparables Company Symbol Shares Iss/Out. Current Stock Price Current Market Cap Current Qtr. Annunalized Revenue Annualized Rev/Share Stock Price as a Multiple of Rev. Innuity INNU 22.5M $0.26 $5.9M $21.4M $0.95 0.27 Smart Online SOLN 17.9M $2.50 $44.8M $3.6M $0.20 12.50 Website Pros WSPI 27.3M $11.10 $302.5M $68.0M $2.49 4.46 RightNow RNOW 33.4M $19.64 $655.2M $110.2M $3.30 5.95 SalesForce.com CRM 116.8M $57.35 $6.7B $613.3M $5.25 10.92

Innuity Momentum Innuity Momentum Driving Towards Key Business Goals

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